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      L O M  Medical International Inc.  o  8-K  o  For 5/16/3, As Of 8/8/3
             Document 1 of 1  o  8-K  o  L O M  Medical 8k, 04.16.02
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2003

                        COMMISSION FILE NUMBER: 000-26089
                                                ---------

                       L.O.M. Medical International, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
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(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010
                                   Page 1 of 3



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
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Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Not Applicable.

ITEM 5.   OTHER EVENTS
----------------------

Not Applicable.

ITEM 6.   REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS
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Holders of the majority of the issued and outstanding shares of the Company removed David A. Gramlich as a member of our Board of Directors effective May 16, 2003. Holders of the majority of the issued and outstanding shares of the Company removed Dr. Colin Lee as a member of our Board of Directors effective May 16, 2003. Holders of the majority of the issued and outstanding shares of the Company removed Clifford Mandell as a member of our Board of Directors effective May 16, 2003. Holders of the majority of the issued and outstanding shares of the Company removed Dr. Jeffrey Berg as a member of our Board of Directors effective May 16, 2003.

ITEM 7.   FINANCIAL STATEMENTS
------------------------------

Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR
-------------------------------

Not Applicable.

ITEM 9.   REGULATION FD DISCLOSURE
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Not Applicable.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L.O.M. MEDICAL INTERNATIONAL, INC.


                                            By: /s/ John Klippenstein
                                               -------------------------------
Date: August 8, 2003                           John Klippenstein,
                                               CEO and President







































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